UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2024
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Departure of Director
On October 22, 2024, Julie Bradley notified GoodRx Holdings, Inc. (the “Company”) of her decision to resign as a member of the Board of Directors of the Company (the “Board”), including from her service on the Board’s Audit and Risk
Committee, effective as of November 8, 2024 (the “Effective Date”). Ms. Bradley has indicated to the Company that her decision to resign is as a result of her other personal and professional commitments, and not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.
Director Election
On October 25, 2024, the Board, upon the recommendation of its Nominating and Corporate Governance Committee,
elected Ronald E. Bruehlman as a Class III director, effective as of the Effective Date, to fill the vacancy on the Board created by the resignation of Julie Bradley. Mr. Bruehlman’s term will expire at the Company’s 2026 Annual Meeting of
Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal. The Board also appointed Mr. Bruehlman as the Chair of the Board’s Audit and Risk Committee. The Board has determined that Mr.
Bruehlman (i) qualifies as an “independent director,” as defined under the rules of The Nasdaq Stock Market LLC (the
“Nasdaq Rules”), (ii) satisfies the additional independence standards for the Audit and Risk Committee established by applicable Nasdaq Rules and the rules of the Securities and Exchange Commission (the “SEC”) and (iii) qualifies as an
“audit committee financial expert” under the criteria set forth in Item 407(d)(5) of Regulation S-K.
There are no arrangements or understandings between Mr. Bruehlman and any other person pursuant to which Mr.
Bruehlman was selected as a director, and there are no transactions in which the Company is a party and in which Mr.
Bruehlman has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Bruehlman is expected to enter into the Company’s standard indemnification agreement for directors and officers, the form of which was previously filed by the Company as Exhibit 10.1 to the Registration Statement on Form S-1/A (File No. 333-248465) filed by the
Company with the SEC on September 14, 2020.
Compensation of Mr. Bruehlman
Mr. Bruehlman will receive the standard compensation received by non-employee directors under the Company’s amended and restated Non-Employee Director Compensation Program (the “A&R Director Compensation Program”).
Pursuant to the A&R Director Compensation Program, Mr. Bruehlman will be granted an initial award of restricted stock units
(“RSUs”) with a value of $420,000 and a pro-rated Annual Award (as defined below) of RSUs with a value of $132,329, in each case, on the Effective Date. The number of RSUs underlying each award will be determined by dividing the value by the average closing price for the Company’s Class A common stock over the 30 calendar days preceding the grant date (the
“30-Day Average Closing Price”). The initial award will vest as to one-third of the shares underlying the grant on each of the first three anniversaries of the grant date, subject to continued service through the applicable vesting date (the “3-Year
Vesting Schedule”). The pro-rated Annual Award will vest in full on the earlier of (i) June 6, 2025 and (ii) the date of the 2025
Annual Meeting of Stockholders, subject to continued service through the applicable vesting date (the “2025 Annual Vesting
Schedule”). Under the A&R Director Compensation Program, Mr. Bruehlman also will be eligible to receive the following compensation as a non-employee director: (a) an annual cash retainer of $30,000 for his service on the Board (pro-rated based on his service during the 2024 fiscal year), (b) an additional annual cash retainer of $20,000 for his service as the
Chair of the Audit and Risk Committee (pro-rated based on his service during the 2024 fiscal year) and (c) if serving on the
Board as of the date of the annual meeting of the Company’s stockholders for a given calendar year, an annual award of
RSUs with a value of $230,000 (each, an “Annual Award”) granted on such annual meeting date.
Pursuant to the Company’s Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”), Mr.
Bruehlman will be permitted to defer (i) all or a portion of his annual cash retainers (including any cash retainers for service on a committee) earned under the A&R Director Compensation Program and (ii) the settlement of any of his RSU awards granted under the A&R Director Compensation Program beyond the applicable vesting period in accordance with the terms and conditions set forth in the Deferred Compensation Plan.
Transition of Chief Mission Officer
On October 22, 2024, the Company and Douglas Hirsch, the Company’s Chief Mission Officer, mutually agreed to end
Mr. Hirsch’s employment with the Company and its subsidiaries upon the expiration of his employment agreement on
October 25, 2024. Mr. Hirsch will continue to serve as a member of the Board as a non-employee director.
Compensation of Mr. Hirsch
Following his termination of employment, as a non-employee director, Mr. Hirsch will be eligible to receive the standard compensation received by non-employee directors under the A&R Director Compensation Program and will be permitted to participate in the Deferred Compensation Plan. Under the A&R Director Compensation Program, Mr. Hirsch will be eligible to receive (i) an annual cash retainer of $30,000 for his service on the Board (pro-rated based on his service as a non-employee director during the 2024 fiscal year), and (ii) if serving on the Board as of the date of the annual meeting of the Company’s stockholders for a given calendar year, an Annual Award granted on such annual meeting date. Additionally, in connection with Mr. Hirsch’s transition to a non-employee director, the Board, based on the recommendation of its
Compensation Committee, granted Mr. Hirsch (a) a one-time award of RSUs with a value of $420,000, which will vest in accordance with the 3-Year Vesting Schedule; and (b) an award of RSUs with a value of $140,521, which will vest in accordance with the 2025 Annual Vesting Schedule. These awards were granted on October 26, 2024, and the number of
RSUs underlying each award was determined by dividing the applicable award value by the 30-Day Average Closing Price.
Amendment to Bezdek Employment Agreement
On October 25, 2024, the Company, through its indirect wholly owned subsidiary, GoodRx, Inc. (“GoodRx”), and
Trevor Bezdek, the Company’s Chairman of the Board, entered into a First Amendment (the “Amendment”) to that certain
Second Amended and Restated Employment Agreement, by and between GoodRx and Mr. Bezdek, dated April 25, 2023
(the “Employment Agreement”). The Amendment amends the Employment Agreement as follows:
i.The term of the Employment Agreement will be extended through October 25, 2025.
ii.With respect to calendar year 2025, Mr. Bezdek will be eligible to receive a cash incentive bonus targeted at 100%
of his base salary, subject to continued employment through October 25, 2025; provided that the 2025 cash incentive bonus will be pro-rated through October 25, 2025.
iii.Mr. Bezdek will not be eligible to receive any severance payments or benefits in connection with his termination of employment for any reason.
The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
A copy of the Company’s press release announcing the election of Mr. Bruehlman as a director and his committee assignment is attached hereto as Exhibit 99.1.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the
Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

99.1*	Press Release, dated October 28, 2024.
10.1	First Amendment to Second Amended and Restated Employment Agreement, by and between GoodRx, Inc. and Trevor Bezdek, dated October 25, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
*Furnished herewith.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	October 28, 2024	By:	/s/ Karsten Voermann
Name: Karsten Voermann Title: Chief Financial Officer